UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/01/2011

Pacer International, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-49828

Tennessee	62-0935669
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6805 Perimeter Drive
Dublin, OH 43016
(Address of principal executive offices, including zip code)

(614) 923-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On April 1, 2011, Pacer International, Inc. ("Pacer") purchased 146 railcars from General Electric Railcar Services Corporation ("GERS") for $13.2 million pursuant to a purchase option under the Rail Car Lease Agreement dated January 2001 with LaSalle National Leasing Corporation (the "LaSalle Lease"). The railcars had been leased under two equipment schedules to the LaSalle Lease that had been assigned to GERS. Also on April 1, 2011, Pacer purchased 49 railcars for $4.5 million that had been leased under an equipment schedule to the LaSalle Lease that had been assigned to Fifth Third Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacer International, Inc.

Date: April 06, 2011	By:	/s/ John J. Hafferty
John J. Hafferty
Executive Vice President and Chief Financial Officer